ASM INDEX 30 FUND PORTFOLIO

                      American Telephone and Telegraph Co.
                              Allied Signal, Inc.
                          Aluminum Company of America
                            American Express Company
                                 Boeing Company
                               Caterpillar, Inc.
                              Chevron Corporation
                               Coca-Cola Company
                                Citigroup, Inc.
                              Walt Disney Company
                            Dupont de Nemours & Co.
                               Eastman Kodak Co.
                                  Exxon Corp.
                          General Electric Corporation
                              General Motors Corp.
                             Goodyear Tire & Rubber
                                Hewlett-Packard
                     International Business Machines Corp.
                            International Paper Co.
                               Johnson & Johnson
                                McDonald's Corp.
                                Merck & Company
                      Minnesota Mining & Manufacturing Co.
                                J P Morgan, Inc.
                         Philip Morris Companies, Inc.
                              Proctor & Gamble Co.
                            Sears Roebuck & Company
                            Union Carbide Corporation
                           United Technologies Corp.
                             Wal-Mart Stores, Inc.



                                 ASM INDEX FUND
                           15436 North Florida Avenue
                                   Suite 110
                              Tampa, Florida 33613


                            [LOGO] ASM Index 30 Fund

                            [LOGO] ASM Index 30 Fund

Dear Shareholder:                                             December 30, 1998

     We are pleased to report that the ASM Index 30 Fund has tracked the performance of the Dow Jones Industrial Average (the "DJIA")* quite well during the fiscal year ended October 31, 1998. After operating expenses, and with the benefit of an expense limitation commitment, the total return for the Fund was +17.13% compared with the DJIA with a return of 17.53%.** For the period from January 1 through October 31, 1998, the Fund's total return was +9.96% compared to the DJIA, which was +10.14% for this ten-month period. We are very pleased that the Fund has substantially achieved its goal of tracking this widely followed market indicator.

     As you know, the Morningstar organization, a nationally known and widely respected mutual fund rating service, assigned the Fund its "4 STAR" rating. In addition, Mutual Fund Magazine has elevated the Fund's rating to "FIVE STARS," the highest rating awarded for risk-adjusted return in its All-Star Rating system.

     We have enclosed with this report a sticker to the Fund's prospectus. This revision describes actions by your Fund's Board of Directors with respect to the continuing operations of the Fund. We can't be sure where the future will take the markets or the DJIA, and we can't be sure what the future will bring for the Fund, but we hope that continued rising markets and the continued efforts of everyone here at the Fund will provide a safe and positive future for the Fund's shareholders.

     The Board of Directors, the officers, and the staff of ASM Index 30 Fund are gratified that the Fund has been recognized so highly by the rating industry. We will continue to make every effort to pursue our investment objective on your behalf and we wish you a happy and healthy new year.

Sincerely yours,

/s/ S. Cash Ulmer

S. Cash Ulmer
Vice President

------------------------------

* "DOW JONES INDUSTRIAL AVERAGE" AND "DJIA" ARE THE PROPERTY OF DOW JONES & COMPANY. THE ASM INDEX 30 FUND, INC. IS NEITHER AFFILIATED WITH, NOR ENDORSED BY, DOW JONES & COMPANY.

** THE DJIA'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND DOES NOT REFLECT ANY ASSET-BASED CHARGES FOR INVESTMENT MANAGEMENT OR OTHER EXPENSES. THE RETURNS OF THE ASM INDEX 30 FUND ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. PAST INVESTMENT PERFORMANCE DOES NOT GUARANTEE FUTURE PERFORMANCE.

                               ASM INDEX 30 FUND

                         COMPARISON OF FUND PERFORMANCE
                      TO THE DOW JONES INDUSTRIAL AVERAGE



[GRAPH]   The following information was presented as a line graph.

            Date          ASM Index 30           Dow
          --------------------------------------------
            3/4/91         10,000.00         10,000.00
          10/31/91          8,790.00         10,785.36
          10/31/92          9,385.14         11,689.22
          10/31/93         10,763.25         13,698.42
          10/31/94         11,213.05         14,987.72
          10/31/95         13,264.66         18,720.03
          10/31/96         16,581.65         24,281.59
          10/31/97         20,754.14         30,546.00
          10/31/98         24,307.26         35,892.37


This line graph depicts the performance of $10,000 when invested in the ASM Index 30 Fund (the "Fund") from March 4, 1991 (when shares of the Fund were first sold) to October 31, 1998 as compared to the Dow Jones Industrial Average (the "Dow").

The graph illustrates that a $10,000 investment on March 4, 1991 would be worth $24,307.26 for the Fund, $35,892.37 for the Dow. The average total return for the Fund was 17.12%, 17.70% and 12.29% for the one year period ended October 31, 1998, the five year period ended October 31, 1998, and the period from March 4, 1991 (when shares of the Fund first sold) to October 31, 1998, respectively.

                            ASM INDEX 30 FUND, INC.
                                  Annual Report
                     For Fiscal Year Ended October 31, 1998


                                TABLE OF CONTENTS


 Report of Independent Accountants...........................................1

 Schedule of Investments in Securities
 (Portfolio of Investments)................................................2-4

 Statement of Assets and Liabilities.........................................5

 Statement of Operations.....................................................6

 Statement of Changes in Net Assets..........................................7

 Selected Per-share Data and Ratios
 (Financial Highlights)......................................................8

 Notes to Financial Statements............................................9-12




                            [LOGO] ASM Index 30 Fund

                       REPORT OF INDEPENDENT ACCOUNTANTS

December 30, 1998

To the Board of Directors and Shareholders of ASM Index 30 Fund, Inc. (the "Fund")

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the five years then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights before restatement for the years ended October 31, 1995 and 1994 were audited by other auditors, whose report dated December 27, 1995 expressed an unqualified opinion. We also audited the adjustments described in Note 4 that were applied to restate the expense ratios included in the financial highlights for the years ended October 31, 1995 and 1994. In our opinion such adjustments are appropriate and have been properly applied. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

As disclosed in Note 5 to the financial statements, the Board of Directors of the Fund voted to notify the Fund's investment advisor of the termination of the present investment advisory agreement and is considering alternative arrangements for managing the Fund. These alternatives could include entering into a new investment advisory agreement, reorganizing the Fund with another fund in a tax free reorganization, or in the absence of such options, terminating the Fund and distributing its assets to the shareholders. Any of these alternatives could result in a material change in the Fund's future investment objectives, operations, or expense ratios. No adjustments have been made to the financial statements as a result of this matter.

PRICEWATERHOUSECOOPERS LLP

Tampa, Florida

                            ASM INDEX 30 FUND, INC.
                            Portfolio of Investments
                                October 31, 1998


                                            Percent of
                                            Total Net
  COMMON STOCKS:                              Assets      Shares      Value

  AEROSPACE
       Boeing Co.                                          13,900  $  521,250
       United Technologies Corp.                           13,900   1,323,975
                                                  6.2%              1,845,225

  ALUMINUM
       Aluminum Company of America                3.7%     13,900   1,101,575

  AUTO AND TRUCK
       General Motors Corp.                       3.0%     13,900     876,569

  BANKING
       J.P. Morgan & Co.                          4.4%     13,900   1,310,075

  BEVERAGE
       Coca-Cola Co.                              3.2%     13,900     939,988

  CHEMICAL
       E.I. du Pont de Nemours & Co.                       13,900     799,250
       Union Carbide Corp.                                 13,900     535,150
                                                  4.5%              1,334,400

  COMPUTER & PERIPHERALS
       International Business Machines Corp.      7.0%     13,900   2,063,281

  CONSUMER PRODUCTS
       Procter & Gamble Co.                       4.2%     13,900   1,235,362

  DIVERSIFIED
       AlliedSignal, Inc.                                  13,900     541,231
       Minnesota Mining & Manufacturing Co.                13,900   1,112,000
                                                  5.6%              1,653,231

  DRUG
       Merck & Co., Inc.                          6.4%     13,900   1,879,975

  ELECTRICAL EQUIPMENT
       General Electric Corp.                     4.1%     13,900   1,216,250


The accompanying notes are an integral part of these financial statements.

                            ASM INDEX 30 FUND, INC.
                      Portfolio of Investments, Continued
                                October 31, 1998


                                            Percent of    Shares      Value
                                            Total Net
  COMMON STOCKS (continued):                  Assets

  FINANCIAL SERVICES
       American Express Co.                       4.2%     13,900   1,228,413
  HEALTH
       Johnson & Johnson                          3.8%     13,900  $1,132,850

  INSURANCE
       Citigroup, Inc.                            2.2%     13,900     654,169

  MACHINERY
       Caterpillar Inc.                           2.1%     13,900     625,500

  MULTIMEDIA
       The Walt Disney Co.                        1.3%     13,900     374,431

  OFFICE AUTOMATION & EQUIPMENT
       Hewlett-Packard Co.                        2.8%     13,900     836,606

  OIL/GAS
       Chevron Corp.                                       13,900   1,132,850
       Exxon Corp.                                         13,900     990,375
                                                  7.2%              2,123,225

  PAPER & FOREST PRODUCTS
       International Paper Co.                    2.2%     13,900     645,481

  PHOTOGRAPHIC EQUIPMENT AND SUPPLIES
       Eastman Kodak Co.                          3.6%     13,900   1,077,250

  RESTAURANT
       McDonald's Corp.                           3.1%     13,900     929,563

  RETAIL STORE
       Sears, Roebuck & Co.                                13,900     624,631
       Wal-Mart Stores, Inc.                               13,900     959,100
                                                  5.4%              1,583,731


The accompanying notes are an integral part of these financial statements.

                            ASM INDEX 30 FUND, INC.
                      Portfolio of Investments, Continued
                                October 31, 1998


                                            Percent of
                                            Total Net   Principal
  COMMON STOCKS (continued):                 Assets      Amount       Value

  TELECOMMUNICATION SERVICES
       American Telephone & Telegraph Corp.       2.9%     13,900     865,275

  TIRE AND RUBBER
       The Goodyear Tire & Rubber Co.             2.5%     13,900  $  748,863

  TOBACCO
       Philip Morris Companies, Inc.              2.4%     13,900     710,637

  TOTAL COMMON STOCKS
       (Cost $26,626,247)                        98.2%*            28,991,925

  REPURCHASE AGREEMENT:

  Star Bank
       4.70%, entered into 10/30/98, due 11/02/98      $  591,000     591,000
       Collateralized by $605,000 GNMA 6.625%, 9/20/22
       with market value of $607,620

  TOTAL REPURCHASE AGREEMENT                      2.0%                591,000
       (Cost $591,000)

  TOTAL INVESTMENTS                             100.2%             29,582,925
       (Cost $27,217,247)

  LIABILITIES IN EXCESS OF OTHER ASSETS          -0.2%                (47,864)

  TOTAL NET ASSETS                              100.0%            $29,535,061


* Total consists of individual percentages which have been rounded.

The accompanying notes are an integral part of these financial statements.

                            ASM INDEX 30 FUND, INC.
                      Statement of Assets and Liabilities
                                October 31, 1998


 Assets:

  Investments in common stocks, at market value             $ 28,991,925
     (cost $26,626,247)
  Repurchase agreements, at cost                                 591,000
  Cash                                                               531
  Interest and dividends receivable                               20,808
  Receivable from advisor                                         92,872
  Prepaid expense and other assets                                34,602
             Total Assets                                     29,731,738

 Liabilities:

  Payable for capital shares redeemed                            129,780
  Accrued expenses                                                66,897
             Total Liabilities                                   196,677

 Net Assets                                                 $ 29,535,061

 Components of Net Assets:

  Capital paid-in                                           $ 26,449,017
  Accumulated undistributed net realized gains from              720,366
      investment transactions
  Net unrealized appreciation of investments                   2,365,678
             Total Net Assets                               $ 29,535,061

 Capital Shares Outstanding
  ($0.001 par value, 1,000,000,000 shares authorized)          1,552,908

 Net Asset Value -- Offering and Redemption Price Per Shar  $      19.02


The accompanying notes are an integral part of these financial statements.

                            ASM INDEX 30 FUND, INC.
                            Statement of Operations
                      For the Year Ended October 31, 1998


 Investment Income:

  Dividends                                                 $    547,620
  Interest                                                        37,229
         Total investment income                                 584,849

 Expenses:

  Management fees                                                 26,302
  Audit fees                                                      45,900
  Custodian fees                                                  33,291
  Trustee fees                                                    24,000
  Legal expense                                                   42,822
  Administrative fees                                             24,167
  Registration and filing fees                                    30,016
  Transfer agent and accounting fees                              52,297
  Printing and postage                                            14,084
  Tax expense (credit)                                            (1,312)
  Other expenses                                                   8,466
         Total expenses                                          300,033
  Less: Reimbursement of expenses by advisor                    (242,280)
         Total expenses--net                                      57,753

         Investment income--net                                  527,096

 Realized and Unrealized Gains from Investments:

  Net realized gains from investment transactions              3,568,516
  Change in unrealized appreciation of investments               592,550
         Net realized and unrealized gains from investments    4,161,066

 Net Increase in Net Assets Resulting from Operations       $  4,688,162


The accompanying notes are an integral part of these financial statements.

                            ASM INDEX 30 FUND, INC.
                      Statements of Changes in Net Assets


                                                      Year              Year
                                                      Ended             Ended
                                                     October           October
                                                     31, 1998          31, 1997
 Increase in net assets:

 Operations:

  Net investment income                            $    527,096   $     430,876
  Net realized gains from investment transactions     3,568,516       5,534,868
  Change in unrealized appreciation of investments      592,550       1,680,860

   Net increase in net assets resulting from          4,688,162       7,646,604
       operations

 Distributions to shareholders:

  From net investment income                           (453,542)       (430,876)
  In excess of net investment income                        ---         (63,140)
  From net realized gains                            (1,846,825)       (208,768)

   Net decrease in net assets resulting from         (2,300,367)       (702,784)
        distributions to shareholders

 Capital share transactions:

  Proceeds from shares issued                        79,003,347      77,870,255
  Reinvestment of distributions                       1,766,644         590,838
  Cost of shares redeemed                           (74,749,547)    (73,593,574)

   Net increase in net assets resulting from          6,020,444       4,867,519
       capital share transactions

 Total increase in net assets                         8,408,239      11,811,339

 Net assets - beginning of period                    21,126,822       9,315,483



 Net assets - end of period                        $ 29,535,061   $  21,126,822

 Changes in shares outstanding:

  Shares issued                                       4,211,829       4,853,861
  Shares issued in connection with reinvestment          99,745          36,286
     of distributions
  Shares redeemed                                    (3,986,563)     (4,321,722)

   Net increase in shares outstanding                   325,011         568,425


The accompanying notes are an integral part of these financial statements.

                            ASM INDEX 30 FUND, INC.
                              Financial Highlights


                                                         Years Ended October 31,

                                                     1998       1997     1996     1995(a)  1994(a)


  Net asset value, beginning of period           $   17.21  $   14.13  $ 11.37  $  9.78  $ 10.07

  Investment operations:
   Net investment income                              0.29       0.18     0.08     0.00     0.56
   Net gains (losses) from investments
    (realized and unrealized)                         2.57       3.34     2.76     1.77    (0.16)
     Total from investment operations                 2.86       3.52     2.84     1.77     0.40

  Distributions:
   From net investment income                        (0.24)     (0.18)   (0.07)   (0.05)   (0.52)
   In excess of net investment income                 0.00      (0.11)   (0.01)   (0.13)    0.00
   From net realized gains                           (0.81)     (0.15)    0.00     0.00     0.00
   Tax return of capital                              0.00       0.00     0.00     0.00    (0.17)
     Total distributions                             (1.05)     (0.44)   (0.08)   (0.18)   (0.69)

  Net asset value, end of period                 $   19.02  $   17.21  $ 14.13  $ 11.37  $  9.78

  Total return                                       17.13%     25.18%   25.01%   18.10%    3.97%

  Ratios/supplemental data:

   Net assets, end of period (000)               $  29,535  $  21,127  $ 9,315  $ 9,704  $ 7,277
   Ratio of expenses to average net assets *          0.18%      0.42%    1.86%    3.01%**  0.75%
   Ratio of net investment income to average
     net assets *                                     1.60%      1.51%    0.53%    0.04%    2.17%
   Portfolio turnover rate ***                         196%       265%     391%     340%    1193%


  *Ratios are presented net of fees voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as follows:

        Ratio of expenses to average net assets       0.91%      1.05%    2.59%    5.77%    2.94%
        Ratio of net investment income (loss)
          to average net assets                       0.87%      0.88%   (0.20%)  (2.72%)  (0.02%)

As a result of certain tax adjustments necessitated by the Fund's failure to qualify as a regulated investment company for the years ended October 31, 1995 and 1994, as well as other adjustments, the gross expense ratios previously reported for these periods have been restated.

**Includes $50,460 of interest expense not subject to the expense reimbursement agreement.

***The Fund continues to be as fully invested in equities as possible. Therefore, portfolio turnover is higher than most equity mutual funds because purchases and sales of securities are necessary for settlement of transactions requested by Fund shareholders.

(a) Audited by predecessor auditor.


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                             ASM INDEX 30 FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1998
--------------------------------------------------------------------------------


     ASM Index 30 Fund, Inc. (the "Fund") was incorporated in Maryland on April 25, 1990 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, diversified, open-end management investment company. The Fund has an investment objective of providing total return through a combination of capital appreciation and current income.

1.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period.

SECURITY VALUATION

     Portfolio securities are listed on a national securities exchange and are stated at the last reported sales price on the day of valuation.

SECURITY TRANSACTIONS

     The Fund records purchases of investments one business day after trade date and sales of investments on the trade date. Realized gains and losses from sales of investments are calculated on the specific identification basis. Interest income is recognized on the accrual basis, and dividend income is recorded on the ex-dividend date.

REPURCHASE AGREEMENTS

     Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Fund may invest in repurchase agreements with institutions believed by Vector Index Advisors, Inc. (the "Advisor") to present minimum credit risk. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities at least equal to the repurchase price, including accrued interest.

--------------------------------------------------------------------------------
                             ASM INDEX 30 FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                OCTOBER 31, 1998
--------------------------------------------------------------------------------


CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of cash on deposit with the custodian.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. On a quarterly basis, the Fund declares and pays dividends from net investment income, if any. On an annual basis, the Fund declares and pays net capital gain dividends, if any.

     Dividends from net investment income and net capital gain dividends are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses and the Fund's use of the accounting practice of tax equalization, whereby a portion of the costs of capital shares redeemed is attributable to distributions to shareholders. Permanent book and tax basis differences have been reclassified among the components of net assets.

FEDERAL INCOME TAXES

     The Fund intends to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.


2.   INVESTMENT ADVISORY FEES

     The Fund operates under an investment management agreement (the "Agreement") with the Advisor. The Agreement provides for compensation to the Advisor at an annual rate of 0.08% of the Fund's average daily net assets. Pursuant to the Agreement, the Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, and occupancy and certain clerical and administrative costs involved in portfolio management. The Fund bears all other costs and expenses.

     Certain officers and directors of the Fund are also officers and directors of the Advisor. Commencing January 15, 1997, the Advisor voluntarily agreed to limit expenses of the Fund to 0.18% of the Fund's average daily net assets. Pursuant to commitments made to the Fund by the Advisor, the Advisor reimbursed the Fund $242,280 for the year ended October 31, 1998. The Board of Directors of

--------------------------------------------------------------------------------
                             ASM INDEX 30 FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                OCTOBER 31, 1998
--------------------------------------------------------------------------------


the Fund has obtained confirmation that the Advisor has made arrangements to assure availability of funds to discharge the Fund's obligations. All amounts due under statutory and voluntary expense limitations were paid by the Advisor within 30 days of determination.


3.   INVESTMENT TRANSACTIONS

     For the year ended October 31, 1998, purchases and sales of investment securities (excluding short-term securities) were $65,649,422 and $61,747,953, respectively. As of October 31, 1998, the aggregate cost basis of investments for Federal income tax purposes was $28,005,998 and net unrealized appreciation of investments for Federal income tax purposes was comprised of the following:

       Gross unrealized appreciation of investments         $       3,162,749
       Gross unrealized depreciation of investments                (1,585,822)
                                                            -------------------
       Net unrealized appreciation of investments           $       1,576,927
                                                            ===================


4.   FINANCIAL HIGHLIGHTS RESTATEMENT

     During the year ended October 31, 1996, the Fund, in consultation with its auditors and legal counsel, determined, based on information available at the time, that the Fund did not qualify as a regulated investment company under the Internal Revenue Code for the years ended October 31, 1995 and 1994. As such, the Fund would be subject to accrued Federal income taxes and interest of approximately $1,312. The Advisor has agreed to pay these costs.

     Also, advisory fees in the amount of $23,443 for the period from April 16, 1995 to October 31, 1995 should not have been accrued by the Fund nor reimbursed by the Advisor. As a result, the expense ratios before reimbursement in the Financial Highlights have been restated to reflect these changes. Prior to restatement, such ratios were 5.94% and 2.55% for the years ended October 31, 1995 and 1994, respectively. All amounts discussed above as well as amounts due under statutory and voluntary expense limitations are reflected in the receivable from advisor on the Statement of Assets and Liabilities.


5.   INVESTMENT ADVISOR EVENTS

     The Fund had received a commitment from its Advisor (the "expense commitment") that the Advisor would waive payment of its advisory fee, or would

--------------------------------------------------------------------------------
                             ASM INDEX 30 FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                OCTOBER 31, 1998
--------------------------------------------------------------------------------


otherwise pay to the Fund amounts by which the actual expenses of the Fund exceed eighteen basis points of the Fund's average net assets. Subsequent to the completion of the fiscal year ended October 31, 1998, the Fund was reimbursed by the Advisor for excess expenses during fiscal 1998 pursuant to the expense commitment. Recently, the Board of Directors of the Fund was advised by its Advisor of financial information which required the Board to consider whether the Advisor would be able to continue to fulfill the expense commitment in the future. Absent the expense commitment, the expense ratio for the Fund would be materially higher than the Fund had to bear under the terms of the expense commitment.

     The Chairman and President of the Advisor, who is also a Director and Officer of the Fund, requested and has received approval for a leave of absence for personal reasons from all positions with the Fund, and from the day to day operation of the Advisor with respect to the Fund. Other officers and employees of the Advisor and the Fund continue to operate the Fund under the supervision of the independent directors of the Fund.

     On December 23, 1998, at a meeting of the independent members of the Board of Directors, the directors voted to notify the Advisor of the termination of the present investment advisory agreement effective sixty days after delivery of notice of termination of the agreement. During this sixty-day period, the Board will solicit proposals from other funds and advisers, and will consider alternative arrangements. Such alternatives include a recommendation that shareholders vote to approve a new investment advisory relationship with another adviser, or vote to reorganize the Fund with another fund in a tax free reorganization or, in the absence of such options, vote to terminate the Fund and distribute its assets to the shareholders. The Board has established a reserve for the expense of implementing such alternatives.

     Pending resolution of these concerns, the Board is confident that the custodian bank, transfer agent, accounting services agent, independent accountants and counsel for the Fund can continue to provide the services required for the conduct of the Fund's business.


6.       FEDERAL INCOME TAX INFORMATION (UNAUDITED)

     For the taxable year ended October 31, 1998, 19.6% of income dividends paid by the Fund qualified for the dividends received deduction available to corporations, and distributions from long-term capital gains for the Fund were $4,126,336.


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